                PROSPECTUS

                               HSBC Investor Funds


                                December 12, 2001


                                  HSBC Investor
                                Money Market Fund

                                  HSBC Investor
                                 U.S. Government
                                 Money Market Fund

                                  HSBC Investor
                                New York Tax-Free
                                Money Market Fund

                                  HSBC Investor
                                  U.S. Treasury
                                Money Market Fund


                               HSBC Investor Funds


         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HSBC Investor Funds           Table of Contents

                                 [LOGO]   RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------------------------------
Carefully review this                           3  Overview
important section, which                        4  HSBC Investor Money Market Fund
summarizes each Fund's                          8  HSBC Investor U.S. Government Money Market Fund
investments, risks, past                       12  HSBC Investor New York Tax-Free Money Market Fund
performance, and fees.                         16  HSBC Investor U.S. Treasury Money Market Fund

                                 [LOGO]   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
------------------------------------------------------------------------------------------------------
Review this section for                        19  HSBC Investor Money Market Fund
information on investment                      20  HSBC Investor U.S. Government Money Market Fund
strategies and risks.                          21  HSBC Investor New York Tax-Free Money Market Fund
                                               22  HSBC Investor U.S. Treasury Money Market Fund
                                               23  General Risk Factors: All Money Market Funds
                                               24  Specific Risk Factors

                                 [LOGO]   FUND MANAGEMENT
------------------------------------------------------------------------------------------------------
Review this section                            25  The Investment Adviser
for details on                                 26  The Distributor and Administrator
the people and
organizations who provide
services to the Funds.

                                 [LOGO]   SHAREHOLDER INFORMATION
------------------------------------------------------------------------------------------------------
Review this section for                        27  Pricing of Fund Shares
details on how                                 28  Purchasing and Adding to Your Shares
shares are valued, and                         30  Selling Your Shares
how to purchase,                               32  Distribution Arrangements/Sales Charges
sell and exchange shares.                      35  Exchanging Your Shares
This section also describes                    36  Dividends, Distributions and Taxes
related charges and
payments of dividends
and distributions.

                                 [LOGO]   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------
Review this section                            37  HSBC Investor Money Market Fund
for details on selected                        40  HSBC Investor U.S. Government Money Market Fund
financial statements                           44  HSBC Investor New York Tax-Free Money Market Fund
of the Funds.

                                 [LOGO]   TAX EQUIVALENT YIELD TABLES
------------------------------------------------------------------------------------------------------

2

HSBC Investor Funds
Risk/Return Summary and Fund Expenses   [LOGO]


                                      OVERVIEW

THE FUNDS                             HSBC Investor Funds is a mutual fund family that offers a
                                      variety of separate investment portfolios ('Funds') each
                                      with individual investment objectives and strategies. This prospectus provides you important information about the
                                      Money Market Funds.

                                      Each Fund offers five different classes of shares through
                                      this prospectus: Class A Shares ('Investor Shares'), Class B
                                      Shares, Class C Shares, Class D Shares ('Private Investors
                                      Shares') and Class Y Shares ('Adviser Shares'). The HSBC Investor
                                      Money Market Fund also offers Class I Shares ('Institutional
                                      Shares'). Each class of shares has different
                                      characteristics and is subject to different fees and
                                      expenses. The following pages of this prospectus will
                                      highlight these differences. Each Fund's Statement of
                                      Additional Information contains a more detailed
                                      discussion of the different classes of shares. Please read this prospectus and keep it for future reference.

                                      The investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund
                                      shareholders. If there is a change in the investment
                                      objective or strategies of a Fund, shareholders should
                                      consider whether the Fund remains an appropriate investment in light of their current financial position and need. There can be no assurance that the investment objective of a Fund will be achieved.

                                      AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA
                                      ('HSBC') AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL
                                      DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
                                      AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF
                                      YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
                                      MONEY BY INVESTING IN A FUND.

WHO MAY WANT TO INVEST?               Consider investing in a Fund if you are:

                                        Seeking preservation of capital

                                        Investing short-term

                                        Have a low risk tolerance

                                        Willing to accept lower potential returns in exchange for a high degree of safety

                                        Seeking tax-free income (New York Tax-Free Money Market Fund only)

                                      A Fund will not be appropriate for anyone:

                                        Seeking high total returns

                                        Pursuing a long-term goal or investment for retirement

                                        Investing through a tax advantaged retirement plan (New York
                                        Tax-Free Money Market Fund only)

                                        Who does not live in New York (New York Tax-Free Money Market Fund only)


                                                                            3

HSBC Investor Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]

                                      HSBC INVESTOR MONEY MARKET FUND

INVESTMENT OBJECTIVE                  The investment objective of the Money Market Fund is to
                                      provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the
                                      preservation of capital.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve its investment objective by
STRATEGIES                            investing the assets of the Fund in a portfolio of high
                                      quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of
                                      90 days or less, and repurchase agreements with respect to these types of obligations.

                                      The Fund invests primarily in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate
                                      obligations, municipal obligations, and U.S. government
                                      securities.

                                      The Fund may invest without limit in the banking industry
                                      and in commercial paper and short-term corporate obligations of financial institutions.

PRINCIPAL INVESTMENT                  Market Risk: The Fund's performance per share will change
RISKS                                 daily based on many factors, including the quality of the
                                      instruments in the Fund's investment portfolio, national and international economic conditions and general market
                                      conditions.

                                      Interest Rate Risk: Changes in interest rates will affect
                                      the yield or value of the Fund's investments in debt
                                      securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall,
                                      the value of the Fund's investments may rise.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Fund defaults on its
                                      financial obligation.

4

HSBC Investor Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]



The bar chart on this page shows the HSBC Investor Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


The returns for Class B, Class C, Class D, Class I, and Class Y Shares, will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.


                                             PERFORMANCE BAR CHART AND TABLE

Year-by-Year
Total Returns
as of 12/31
for Class A
Shares

1999      2000
4.62%     5.77%

Of course, past performance does not indicate how the Fund will perform in the future.

                                  Best quarter:   Q4 2000 +1.50%
                                  Worst quarter:  Q2 1999 +1.07

The table below lists the average annual total return for each class of shares for various time periods.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2000)


                                          INCEPTION               SINCE
                                            DATE       1 YEAR   INCEPTION
                                      -------------------------------------
  CLASS A                               Nov. 13, 1998    5.77%      5.18%
                                      -------------------------------------
  CLASS B (WITH APPLICABLE CDSC)        Apr. 4, 2001      N/A        N/A*
                                      -------------------------------------
  CLASS C (WITH APPLICABLE CDSC)        Mar. 23, 2001      N/A       N/A*
                                      -------------------------------------
  CLASS D                               Apr. 1, 1999      5.93%     5.43%
                                      -------------------------------------
  CLASS I                               Dec. 12, 2001      N/A       N/A
                                      -------------------------------------
  CLASS Y                               Nov. 12, 1998     6.19%     5.56%
                                     --------------------------------------
  LIPPER MONEY MARKET FUNDS AVERAGE                       5.70%     5.06%**
---------------------------------------------------------------------------


As of December 31, 2000 the 7-day yields of the Fund's Class A, B, C, D, and Y shares were 6.14%, N/A, N/A, 6.30%, and 6.57%, respectively. For current yield information on the Fund, call 1-800-782-8183. The Money Market Fund's yield appears in the Wall Street Journal each Thursday.

* Performance figures for Class B and Class C Shares are not shown because the shares did not have a full calendar year of performance.

** Since October 31, 1998.

                                                                              5

HSBC Investor Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]


                                             FEES AND EXPENSES

As an investor in the HSBC Investor Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                             A SHARES      B SHARES   C SHARES   D SHARES      I SHARES    Y SHARES
--------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on
purchases                                 None          None       None       None         None        None
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions                            None         4.00%      1.00%       None         None        None
--------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)                                 A SHARES      B SHARES   C SHARES   D SHARES     I SHARES    Y SHARES
-------------------------------------------------------------------------------------------------------------
    Advisory Services                    0.10%         0.10%      0.10%      0.10%        0.10%      0.10%
    Operational  Support                 0.10%         0.10%      0.10%      0.10%         None      0.10%
Total Management Fees                    0.20%         0.20%      0.20%      0.20%        0.10%      0.20%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                 0.00%*        0.75%      0.75%      0.00%*        None       None
------------------------------------------------------------------------------------------------------------
    Shareholder servicing fees           0.40%**       0.25%      0.25%      0.25%         None       None
    Other operating expenses             0.18%         0.18%      0.18%      0.18%        0.10%      0.18%
Total other expenses:                    0.58%         0.43%      0.43%      0.43%        0.10%      0.18%
------------------------------------------------------------------------------------------------------------
Total Fund operating expenses            0.78%         1.38%      1.38%      0.63%        0.20%      0.38%
------------------------------------------------------------------------------------------------------------


 * There are 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 plans have been made.

** The Fund's have authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.

The Fund offers six different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale but are only offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, see 'Exchanging Your Shares,' but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.


CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are the Fund's Investment Adviser (HSBC) and its affiliates.


The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

6

HSBC Investor Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]

                                              EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                          1        3       5      10
                         YEAR    YEARS   YEARS   YEARS
  CLASS A SHARES         $ 80    $249    $433    $  966
  -----------------------------------------------------
  CLASS B SHARES
   ASSUMING
   REDEMPTION            $540    $637    $755    $1,343
   ASSUMING NO
   REDEMPTION            $140    $437    $755    $1,343
  -----------------------------------------------------
  CLASS C SHARES
   ASSUMING
   REDEMPTION            $240    $437    $755    $1,657
   ASSUMING NO
   REDEMPTION            $140    $437    $755    $1,657
  -----------------------------------------------------
  CLASS D SHARES         $ 64    $202    $351    $  786
  -----------------------------------------------------
  CLASS I SHARES         $ 20    $ 64    $113    $  255
  -----------------------------------------------------
  CLASS Y SHARES         $ 39    $122    $213    $  480
  -----------------------------------------------------

HSBC Investor U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]


                            HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE                The investment objective of the U.S. Government Money Market
                                    Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT                The Fund seeks to achieve this investment objective by
STRATEGIES                          investing in obligations issued or guaranteed by the U.S.
                                    Government, its agencies or instrumentalities with
                                    maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase
                                    agreements with respect to such obligations.

                                    The Fund invests primarily in issues of the U.S. Treasury, such as bills, notes and bonds, and issues of U.S.
                                    Government agencies and instrumentalities established under the authority of an Act of Congress.

PRINCIPAL INVESTMENT                Market Risk: The Fund's performance per share will change
RISKS                               daily based on many factors, including national and
                                    international economic conditions and general market
                                    conditions.

                                    Interest Rate Risk: Changes in interest rates will affect
                                    the yield or value of the Fund's investments in debt
                                    securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall,
                                    the value of the Fund's investments may rise.

                                    Credit Risk: The Fund could lose money if the issuer of a
                                    fixed income security owned by the Fund defaults on its
                                    financial obligation.

HSBC Investor U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]

                                                    PERFORMANCE BAR CHART AND
                                                    TABLE

The bar chart on this page shows the HSBC Investor U.S. Government Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


The returns for Class B, Class C, Class D and Class Y Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.


                                   Year-by-Year
                                   Total Returns
                                   as of 12/31
                                   for Class A
                                   shares

5.59%  3.29%  2.78%  3.96%  5.44%  4.84%  4.95%  4.86%  4.30%  5.53%

1991    '92    '93    '94    '95    '96    '97    '98    '99    '00

Of course, past performance does not indicate how the Fund will perform in the future.

                                          Best quarter:   Q1 1991 +1.60%
                                          Worst quarter:  Q1 1993 +0.64%

The table below lists the average annual total return for each class of shares for various time periods.

  TOTAL RETURNS (for
  the periods ended
  December 31, 2000)


                                                 INCEPTION                                          SINCE
                                                    DATE         1 YEAR    5 YEARS    10 YEARS    INCEPTION
                                             ---------------------------------------------------------------
  CLASS A                                      May 3, 1990       5.53%      4.89%      4.54%        4.75%
                                             ---------------------------------------------------------------
  CLASS B (WITH APPLICABLE CDSC)               Sept. 11, 1998    4.93%        N/A        N/A        4.22%
                                             ---------------------------------------------------------------
  CLASS C (WITH APPLICABLE CDSC)               N/A                 N/A        N/A        N/A         N/A*
                                             ---------------------------------------------------------------
  CLASS D                                      Apr. 1, 1999      5.68%        N/A        N/A        5.17%
                                             ---------------------------------------------------------------
  CLASS Y                                      July 1, 1996      5.95%      5.17%      4.69%        4.89%
                                             ---------------------------------------------------------------
  LIPPER U.S. GOVERNMENT
  MONEY MARKET FUNDS AVERAGE                                     5.71%      4.99%      4.13%        4.30%**
------------------------------------------------------------------------------------------------------------


As of December 31, 2000, the 7-day yields of the Fund's Class A, B, C, D, and Y Shares were 5.98%, 5.35%, N/A, 6.14% and 6.40%, respectively. For current yield information on the Fund, call 1-800-782-8183. The U.S. Government Money Market Fund's yield appears in the Wall Street Journal each Thursday.

* Average annual return information and 7-day yield is not provided because there were no Class C shareholders as of the date of this Prospectus.

** Since May 31, 1990.

HSBC Investor U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]


                                                    FEES AND EXPENSES

As an investor in the HSBC Investor U.S. Government Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


-----------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                              A SHARES     B SHARES   C SHARES   D SHARES   Y SHARES
-----------------------------------------------------------------------------------------------
Maximum sales charge (load) on
purchases                                    None       None       None         None     None
-----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                  None      4.00%      1.00%         None     None
-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)                                  A SHARES     B SHARES   C SHARES   D SHARES   Y SHARES
-----------------------------------------------------------------------------------------------
    Advisory Services                    0.10%         0.10%      0.10%      0.10%        0.10%
    Operational  Support                 0.10%         0.10%      0.10%      0.10%        0.10%
Total Management Fees                    0.20%         0.20%      0.20%      0.20%        0.20%
-----------------------------------------------------------------------------------------------
Distribution (12b-1) fee                    0.00%*     0.75%      0.75%        0.00%*    None
-----------------------------------------------------------------------------------------------
    Shareholder servicing fees              0.40%**    0.25%      0.25%        0.25%     None
    Other operating expenses                0.16%      0.16%      0.16%        0.16%    0.16%
Total other expenses:                       0.56%      0.41%      0.41%        0.41%    0.16%
-----------------------------------------------------------------------------------------------
Total Fund operating expenses               0.76%      1.36%      1.36%        0.61%    0.36%
-----------------------------------------------------------------------------------------------


 * There are 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 plans have been made.

** The Fund's have authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.

The Fund offers five different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale but are only offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, (see 'Exchanging Your Shares'), but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.


CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Investment Adviser (HSBC) and its affiliates.


The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC Investor U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]


                                                    EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                           1       3       5        10
                          YEAR    YEARS   YEARS   YEARS
CLASS A SHARES            $ 78    $243    $422    $  942
--------------------------------------------------------
CLASS B SHARES
   ASSUMING
   REDEMPTION             $538    $631    $745    $1,320
   ASSUMING NO
   REDEMPTION             $138    $431    $745    $1,320
--------------------------------------------------------
CLASS C SHARES
   ASSUMING
   REDEMPTION             $238    $431    $745    $1,635
   ASSUMING NO
   REDEMPTION             $138    $431    $745    $1,635
--------------------------------------------------------
CLASS D SHARES            $ 62    $195    $340    $  762
--------------------------------------------------------
CLASS Y SHARES            $ 37    $116    $202    $  456
--------------------------------------------------------

HSBC Investor New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]


                                      HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE                  The investment objective of the New York Tax-Free Money
                                      Market Fund is to provide shareholders of the Fund with
                                      liquidity and as high a level of current income that is
                                      exempt from federal, New York State and New York City
                                      personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve this investment objective by
STRATEGIES                            investing the assets of the Fund primarily in a
                                      non-diversified portfolio of short-term, high quality,
                                      tax-exempt money market instruments.

                                      The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and
                                      revenue authorization notes, tax anticipation notes, bond
                                      anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City
                                      personal income tax.

                                      The Fund may invest more than 25% of the Fund's assets in
                                      participation interests issued by banks in industrial
                                      development bonds and other Municipal Obligations if such
                                      investments meet the prescribed quality standards for the
                                      Fund (rated AA or higher by a Nationally Recognized
                                      Statistical Ratings Organization or of comparable quality).

PRINCIPAL INVESTMENT                  Market Risk: The Fund's performance per share will change
RISKS                                 daily based on many factors, including the quality of the
                                      instruments in the Fund's investment portfolio, national and international economic conditions and general market
                                      conditions.

                                      Interest Rate Risk: Changes in interest rates will affect
                                      the yield or value of the Fund's investments in debt
                                      securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall,
                                      the value of the Fund's investments may rise.

                                      Concentration Risk: Because the Fund will concentrate its
                                      investments in New York obligations and may invest a
                                      significant portion of its assets in the securities of a
                                      single issuer or sector, the Fund's assets could lose
                                      significant value due to the poor performance of a single
                                      issuer or sector.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Fund defaults on its
                                      financial obligation.

                                      Historically, New York State and other issuers of New York
                                      Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any
                                      change in market conditions that adversely affect these
                                      industries could affect the ability of New York and its
                                      localities to meet their financial obligations. If such
                                      difficulties arise in the future, you could lose money on
                                      your investment.

                                      Tax Risk: The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to
                                      federal, New York State and New York City personal income
                                      tax. In addition, dividends attributable to interest on
                                      certain municipal obligations may be included in a
                                      shareholder's alternative minimum taxable income.

HSBC Investor New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]


The bar chart on this page shows the HSBC Investor New York Tax-Free Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


The returns for Class B, Class C, Class D, and Class Y Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.


PERFORMANCE BAR CHART AND
TABLE

Year-by-Year
Total Returns
as of 12/31
for Class A
Shares

3.46%     2.94%     3.06%     2.83%     2.43%     3.34%

1995      '96       '97       '98       '99       '00

[BAR CHART]

Of course, past performance does not indicate how the Fund will perform in the future.

Best quarter:    Q4 2000 +0.92%
Worst quarter:   Q1 1999 +0.51%

The table below lists the average annual total return for each class of shares for various time periods.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2000)


                                     INCEPTION                           SINCE
                                        DATE       1 YEAR   5 YEARS    INCEPTION
                                 --------------------------------------------------
  CLASS A                          Nov. 17, 1994    3.34%    2.92%       3.02%
                                 --------------------------------------------------
  CLASS B (WITH APPLICABLE CDSC)   Apr. 29, 1998     N/A      N/A         N/A*
                                 --------------------------------------------------
  CLASS C (WITH APPLICABLE CDSC)   N/A               N/A      N/A         N/A*
                                 --------------------------------------------------
  CLASS D                          Apr. 1, 1999     3.50%     N/A        3.15%
                                 --------------------------------------------------
  CLASS Y                          July 1, 1996     3.76%     N/A        3.22%
                                 --------------------------------------------------
  LIPPER NY TAX EXEMPT MONEY
  MARKET FUNDS AVERAGE                              3.47%    2.96%       3.03%**
-----------------------------------------------------------------------------------


As of December 31, 2000, the 7-day yields of the Fund's Class A, B, C, D, and Y shares were 3.84%, N/A, N/A, 3.99% and 4.25%, respectively. As of December 31, 2000, the 7-day tax-equivalent yields of the Fund's Class A, B, C, D, and Y shares were 6.36%, N/A, N/A, 6.61% and 7.04%, respectively. For current yield information on the Fund, call 1-800-782-8183. The New York Tax-Free Money Market Fund's yield appears in the Wall Street Journal each Thursday.

 * Average annual return and 7-day yield information is not provided because there were no Class B or Class C shareholders as of the date of this Prospectus.

** Since November 30, 1994.

HSBC Investor New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]

                                                      FEES AND EXPENSES

As an investor in the HSBC Investor New York Tax-Free Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



-----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)  A SHARES     B SHARES   C SHARES   D SHARES   Y SHARES
-----------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases     None         None       None       None       None
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                  None        4.00%      1.00%       None       None
-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)                                    A SHARES     B SHARES   C SHARES   D SHARES   Y SHARES
-----------------------------------------------------------------------------------------------------
    Advisory Services                       0.10%        0.10%      0.10%      0.10%      0.10%
    Operational  Support                    0.05%        0.05%      0.05%      0.05%      0.05%
Total Management Fees                       0.15%        0.15%      0.15%      0.15%      0.15%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                    0.00%*       0.75%      0.75%      0.00%*      None
-----------------------------------------------------------------------------------------------------
    Shareholder servicing fees              0.40%**      0.25%      0.25%      0.25%       None
    Other operating expenses                0.22%        0.22%      0.22%      0.22%      0.22%
Total other expenses:                       0.62%        0.47%      0.47%      0.47%      0.22%
-----------------------------------------------------------------------------------------------------
Total Fund operating expenses               0.77%        1.37%      1.37%      0.62%      0.37%
-----------------------------------------------------------------------------------------------------


 * There are 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 plans have been made.

** The Fund's have authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.

The Fund offers five different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale but are only offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, see 'Exchanging Your Shares,' but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.


CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Investment Adviser (HSBC) and its affiliates.


The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC Investor New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]

                                                      EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                          1      3       5        10
                         YEAR   YEARS   YEARS   YEARS
  CLASS A SHARES         $ 79   $246    $428    $  954
  ----------------------------------------------------
  CLASS B SHARES
   ASSUMING
   REDEMPTION            $539   $634    $750    $1,332
   ASSUMING NO
   REDEMPTION            $139   $434    $750    $1,332
  ----------------------------------------------------
  CLASS C SHARES
   ASSUMING
   REDEMPTION            $239   $434    $750    $1,646
   ASSUMING NO
   REDEMPTION            $139   $434    $750    $1,646
  ----------------------------------------------------
  CLASS D SHARES         $ 63   $199    $346    $  774
  ----------------------------------------------------
  CLASS Y SHARES         $ 38   $119    $208    $  468
  ----------------------------------------------------

HSBC Investor U.S. Treasury Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]


                                      HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE                  The investment objective of the U.S. Treasury Money Market
                                      Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT                  The Fund invests exclusively in different obligations of the
STRATEGIES                            U.S. Treasury and certain repurchase agreements. The Fund
                                      will not invest in obligations issued or guaranteed by
                                      agencies or instrumentlities of the U.S. Government and will not enter into loans of its portfolio securities.

PRINCIPAL INVESTMENT                  Interest Rate Risk: Risk that changes in interest rates will
RISKS                                 affect the value of the Fund's investments in fixed-income or debt securities. Increases in interest rates may cause
                                      the value of the Fund's investments to decline.

                                      Credit Risk: Risk that the issuer or guarantor of a security will be unable or unwilling to make timely interest or
                                      principal payments, or to otherwise honor its obligations.
                                      The degree of risk for a particular security may be
                                      reflected in its credit rating. Credit risk includes the
                                      possibility that the Fund's investments will have their
                                      credit ratings downgraded.

PERFORMANCE BAR CHART AND TABLE       Performance bar chart and table for the Fund are not shown because the Fund did not have a full calendar year of
                                      performance information. HSBC's track record in managing a similar mutual fund is discussed under 'Fund Management.'

16

HSBC Investor U.S. Treasury Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]

                                                     FEES AND EXPENSES

As an investor in the U.S. Treasury Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      A SHARES   B SHARES   C SHARES   D SHARES   Y SHARES
---------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchase          None       None       None       None       None
---------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                      None      4.00%      1.00%       None       None
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)  A SHARES   B SHARES   C SHARES   D SHARES   Y SHARES
---------------------------------------------------------------------------------------------------
    Advisory Services                           0.10%      0.10%      0.10%      0.10%      0.10%
    Operational  Support                        0.10%      0.10%      0.10%      0.10%      0.10%
Total Management Fees                           0.20%      0.20%      0.20%      0.20%      0.20%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                        0.00%*     0.75%      0.75%      0.00%*      None
---------------------------------------------------------------------------------------------------
    Shareholder servicing fees                  0.40%**    0.25%      0.25%      0.25%       None
    Other operating expenses                    0.34%      0.34%      0.34%      0.34%      0.34%
Total other expenses                            0.74%      0.59%      0.59%      0.59%      0.34%
---------------------------------------------------------------------------------------------------
Total Fund operating expenses                   0.94%      1.54%      1.54%      0.79%      0.54%
---------------------------------------------------------------------------------------------------


 * There are 12b-1 Plans for Class A and Class D Shares, which authorizes payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 Plans have been made.

** The Fund's have authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%

The Fund offers five different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B AND CLASS C SHARES are not offered for sale but are only offered as an exchange option. See 'Exchanging your Shares.'

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.


CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Investment Adviser ('HSBC') and its affiliates.


The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.
                                                                              17

HSBC Investor U.S. Treasury Money Market Fund
Risk/Return Summary and Fund Expenses   [LOGO]

                                                    EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                       1      3
                      YEAR   YEARS
CLASS A SHARES        $ 96   $300
-----------------------------------
CLASS B SHARES
 ASSUMING
 REDEMPTION           $557   $686
 ASSUMING NO
 REDEMPTION           $157   $486
-----------------------------------
CLASS C SHARES
 ASSUMING
 REDEMPTION           $257   $486
 ASSUMING NO
 REDEMPTION           $157   $486
-----------------------------------
CLASS D SHARES        $ 81   $252
-----------------------------------
CLASS Y SHARES        $ 55   $173
-----------------------------------


18

Investment Objectives, Strategies and Risks   [LOGO]


                        HSBC INVESTOR MONEY MARKET FUND


TICKER             CLASS A: REAXX     CLASS B: HSMXX     CLASS C: HMMXX
                            -----              -----              -----

SYMBOLS:           CLASS D: HIMXX     CLASS Y: RMYXX     CLASS I:  N/A
                            -----              -----              -----


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The Money Market Fund seeks to achieve this investment objective by investing in a portfolio of high quality debt obligations with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations. The Fund primarily invests in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate obligations and U.S. government securities.

Consistent with its investment objective, the Money Market Fund:

   will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends.

   will invest to take advantage of temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

   may invest without limit in commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks or by foreign branches of U.S. banks.

   may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries. The Fund will invest no more than 25% of its assets in such obligations and may do so only when, in the opinion of the Fund's investment adviser, the yield, marketability and availability of investments in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries.

   may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions will be fully collateralized at all times with cash and short-term high-quality debt obligations.

                                                                              19

Investment Objectives, Strategies and Risks   [LOGO]


                HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

TICKER             CLASS A: FTRXX   CLASS B: HUBXX   CLASS C: HUMXX
                            -----            -----            -----

SYMBOLS:           CLASS D: HGDXX   CLASS Y: RGYXX
                            -----            -----

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the U.S. Government Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The U.S. Government Money Market Fund seeks to achieve this investment objective by investing at least 65% of the assets of the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations.

Consistent with its investment objective, the U.S. Government Money Market Fund will invest in:

   issues of the U.S. Treasury, such as bills, notes and bonds.

   issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress, including obligations:

     supported by the 'full faith and credit' of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States).

     supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association).

     supported only by the credit of the agency or instrumentality (e.g., obligations of the Student Loan Marketing Association).

20

Investment Objectives, Strategies and Risks   [LOGO]


               HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

TICKER             CLASS A: RNTXX   CLASS B: HNBXX   CLASS C: HNCXX
                            -----            -----            -----

SYMBOLS:           CLASS D: HNYXX   CLASS Y: RYYXX
                            -----            -----

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

The New York Tax-Free Money Market Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less.

The Fund will primarily invest in municipal bonds, notes and commercial paper issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to these types of obligations.

Consistent with its investment objective, the New York Tax-Free Money Market
Fund:

   will invest at least 80% of its assets in tax-exempt obligations and at least 65% of the Fund's assets in New York Municipal Obligations (however, market conditions may from time to time limit the availability of these obligations).

   may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and New York City personal income tax.

   may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks), but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above.

   may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

   may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

                                                                              21

Investment Objectives, Strategies and Risks   [LOGO]


                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the U.S. Treasury Money Market Fund Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

Consistent with its investment objective, the U.S. Treasury Money Market Fund:

   will invest exclusively in different obligations of the U.S. Treasury and certain repurchase agreements.

   will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

   will not enter into loans of its portfolio securities.




22

Investment Objectives, Strategies and Risks   [LOGO]


GENERAL RISK FACTORS: ALL MONEY MARKET FUNDS

The Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. The Funds' performance per share will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions. The Funds also face interest rate risk that could change the value of your investment. The Funds may invest in short-term securities that, when interest rates decline, affect the Funds' yield as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, when interest rates increase, the value of debt instruments that the Funds may own will decrease in value.

An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Shares of a Fund are not deposits or obligations of, or guaranteed or endorsed by, HSBC or any other bank, and the Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

As a money market fund, the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940. This Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

There can be no assurance that the investment objectives of each Fund will be achieved. In addition, each Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Funds, may result in frequent changes in each Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

The Funds may also be subject to credit risks. The Funds could lose money if the issuer of a security owned by the Fund is unable to meet its financial obligations.

                                                                              23

Investment Objectives, Strategies and Risks   [LOGO]


SPECIFIC RISK FACTORS: MONEY MARKET FUND

The Money Market Fund may invest in U.S. dollar-denominated foreign securities. Foreign investments subject the Fund to investment risks different from those associated with domestic investments. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment, withholding taxes, or a lack of adequate company information or government regulation.

SPECIFIC RISK FACTORS: NEW YORK TAX-FREE MONEY MARKET FUND

Because this Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The purchase of participation interests may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.


24

Fund Management   [LOGO]


                             THE INVESTMENT ADVISER

HSBC Asset Management (Americas) Inc. (the 'Adviser'), 452 Fifth Avenue, New York, New York, 10018, is the investment adviser for the Funds, pursuant to an Investment Advisory contract with the HSBC Investor Funds (the 'Trust'). The Adviser is a wholly-owned subsidiary of HSBC Bank USA, a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company, (collectively 'HSBC'). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2000, HSBC managed more than $83 billion in assets, including $4.6 billion in the HSBC Investor Family of Funds.


Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs pursuant to an Investment Advisory Agreement.
The Adviser also provides operational support services to the Funds pursuant to an Operational Support Services Agreement.*

For these advisory services, the Adviser was paid aggregate fees as follows:



                                                    PERCENTAGE OF
                                                 AVERAGE NET ASSETS
                                                  AS OF 10/31/2000*
                                          ---------------------------------
 MONEY MARKET FUND                                      .20%
                                          ---------------------------------
 U.S. GOVERNMENT MONEY MARKET FUND                      .20%
                                          ---------------------------------
 NEW YORK TAX-FREE MONEY MARKET FUND                    .15%
                                          ---------------------------------
 U.S.TREASURY MONEY MARKET FUND**                       .20%
                                          ---------------------------------



 * Prior to December 12, 2001, the advisory and operational support services were both provided under the Investment Advisory Agreement.

** The U.S. Treasury Money Market Fund has not operated for a full fiscal year.
   The advisory fees stated above are based on the value of the assets in the Fund.


SIMILAR ADVISER PERFORMANCE

The following table provides information concerning the historical total return performance of the Class A Shares of the HSBC U.S. Treasury Money Market Fund (the 'Similar Fund'), a series of HSBC Funds Trust. The Similar Fund's investment objective, policies and strategies are substantially similar to those of the Fund and is currently managed by the same portfolio manager. While the investment objectives, policies and risks of the Similar Fund and the Fund are similar, they are not identical, and the performance of the Similar Fund and the Fund will vary. The data is provided to illustrate the past performance of the Adviser in managing a substantially similar investment portfolio and does not represent the past performance of the Fund or the future performance of the Fund or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund or of its portfolio manager.

The Similar Fund's performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information. The investment results of the Similar Fund presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Fund or the Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Fund or the Fund.

                                                                              25

Fund Management   [LOGO]

 Average Annual Total Return for the Similar Fund and for its Benchmark Index for periods ended December 31, 2000

                                                   INCEPTION                                    SINCE
 SIMILAR FUND/BENCHMARK                               DATE      1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                ---------------------------------------------------------
 HSBC U.S. TREASURY MONEY MARKET FUND (CLASS A)   May 31, 1983   5.57%    4.89%      4.46%      5.95%
                                                ---------------------------------------------------------
 LIPPER U.S. TREASURY MONEY MARKET FUNDS AVERAGE                 5.45%    4.82%      4.42%      5.72%*
---------------------------------------------------------------------------------------------------------

* Since May 31, 1983

                       THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services ('BISYS'), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator (the 'Administrator'). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS also serves as the distributor (the 'Distributor') of the Fund's shares. BISYS may provide financial assistance to the Funds in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

Each Fund's Statement of Additional Information has more detailed information about the Adviser, Distributor and Administrator, and other service providers.


26

Shareholder Information   [LOGO]


                        PRICING OF FUND SHARES


HOW NAV IS CALCULATED

The NAV for each class of shares is calculated by dividing the total value of a Fund's investments and other assets attributable to a class, less any liabilities, by the total number of outstanding shares of that class:

                                     NAV =
                          Total Assets  -  Liabilities
                          ----------------------------
                                Number of Shares
                                  Outstanding

MONEY MARKET FUNDS

The net asset value per share (NAV) of the Funds (collectively, the 'Money Market Funds' or 'Funds') is determined daily at 12:00 p.m. Eastern time and at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open. The New York Stock Exchange is open every weekday except for the days on which national holidays are observed.

The Funds value their securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund (whether by mail, overnight service, or telephone). This is what is known as the offering price. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund, as noted in the section on 'Distribution Arrangements/Sales Charges.'
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PURCHASING AND ADDING TO YOUR SHARES

 You may purchase Funds through the HSBC Investor Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
-------------------------------------------------------------------------------

                                                                              27

Shareholder Information   [LOGO]

                        PURCHASING AND ADDING TO YOUR SHARES

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders.

Class B Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B Shareholders of the Trust's other investment portfolios.

Class C Shares are primarily offered as an exchange option, see 'Exchanging Your Shares,' but are also available for purchase by customers of HSBC Bank USA sweep programs.


                          MINIMUM
                          INITIAL       MINIMUM
  ACCOUNT TYPE           INVESTMENT     SUBSEQUENT
  CLASS A AND
  CLASS D SHARES
  ------------------------------------------------
  Regular               $     1,000     $      100
  (non-retirement)
  ------------------------------------------------
  Retirement (IRA)      $       250     $      100
  ------------------------------------------------
  Automatic
  Investment Plan       $       250     $       25
  ------------------------------------------------
  CLASS I               $25,000,000     $1,000,000
  ------------------------------------------------
  CLASS Y SHARES*       $ 1,000,000       N/A
  ------------------------------------------------


* HSBC clients that maintain an
investment management account are not
subject to the minimum initial
investment requirements.

--------------------------------------------------------------------------------

AVOID 30.5% TAX WITHHOLDING

The Funds are required to withhold 30.5% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to 'HSBC Investor Funds' and include the name of the appropriate Fund(s) on the check.

3. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

   Subsequent:

   1. Use the investment slip attached to your account statement.

      Or, if unavailable,

   2. Include the following information in writing:

        Fund name
        Share class
        Amount invested
        Account name
        Account number

 ELECTRONIC VS. WIRE TRANSFER
 Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

   3. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

28

Shareholder Information   [LOGO]


                       PURCHASING AND ADDING TO YOUR SHARES
                       CONTINUED

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

   Your bank name, address and account number

   The amount you wish to invest automatically (minimum $25)

   How often you want to invest (every month, 4 times a year, twice a year or once a year)

   Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

DIRECTED DIVIDEND OPTION
By selecting the appropriate box in
the Account Application, you can
elect to receive your distributions
in cash (check) or have
distributions (capital gains and
dividends) reinvested in another
HSBC Investor Fund without a sales
charge. You must maintain the
minimum balance in each Fund into
which you plan to reinvest dividends
or the reinvestment will be
suspended and your dividends paid to
you. The Fund may modify or
terminate this reinvestment option
without notice. You can change or
terminate your participation in the
reinvestment option at any time by
calling 1-800-782-8183.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS


All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Class D Shares receive a higher dividend than Class A Shares because Class D Shares have lower operating expenses. Class I Shares and Class Y Shares receive the highest dividends because they have the lowest operating expenses. Capital gains are distributed at least annually.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.
--------------------------------------------------------------------------------

Shareholder Information   [LOGO]


                        SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on 'Selling Your Shares.'

------------------------------------------------------
WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE
When you sell Class B or C shares, you will be
charged a fee for any shares that have not been
held for a sufficient length of time. These fees
will be deducted from the money paid to you. See
the sections on 'Distribution Arrangements/Sales
Charges' and 'Exchanging Your Shares' for details.
------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

    1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See 'Selling Your Shares -- Verifying Telephone Redemptions')

BY MAIL OR OVERNIGHT SERVICE

(See 'Selling Your Shares -- Redemptions in Writing Required')

    1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

       your Fund and account number
       amount you wish to redeem
       address where your check should be sent
       account owner signature

    2. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption.

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

If you call by 4:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

   Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.

30

Shareholder Information   [LOGO]

                        SELLING YOUR SHARES
                        CONTINUED

   Include a voided personal check.

   Your account must have a value of $10,000 or more to start withdrawals.

   If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

CHECK REDEMPTION SERVICE

You may write checks in amounts of $250 or more on your account in the Money Market Funds. To obtain checks, complete the signature card section of the Account Application or contact the Funds to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You may not close your Money Market Fund account by writing a check.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ('IRAs').

2. Redemption requests requiring a signature guarantee, which include any of the following:

   Your account address has changed within the last 10 business days;
   The check is not being mailed to the address on your account;
   The check is not being made payable to the owner of the account;
   The redemption proceeds are being transferred to another Fund account with a different registration; or
   The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations that must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

                                                                              31

Shareholder Information   [LOGO]


                        DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.


                               CLASS A SHARES       CLASS C SHARES       CLASS D SHARES    CLASS I SHARES     CLASS Y SHARES
                               ----------------------------------------------------------------------------------------------
 Sales Charge (Load)           No front-end sales   No front-end sales   No front-end      No front-end       No front-end
                               charge.              charge. A            sales charge.     sales charge.      sales charge.
                                                    contingent deferred
                                                    sales charge (CDSC)
                                                    may be imposed on
                                                    shares redeemed
                                                    within one year
                                                    after purchase.
-----------------------------------------------------------------------------------------------------------------------------
 Distribution (12b-1) and      Subject to           Subject to combined  Subject to        No distribution   No distribution
 Service Fees                  aggregate annual     annual distribution  aggregate annual  or service fees.  or service fees.
                               distribution and     and shareholder      distribution and
                               shareholder          servicing fees of    shareholder
                               servicing fees of    up to 1.00%          servicing fees of
                               up to 0.60% of the   annually of the      up to 0.25% of
                               Fund's total         Fund's average       the Fund's total
                               assets.              daily net assets.    assets.
------------------------------------------------------------------------------------------------------------------------------
 Fund Expenses                 Lower annual         Higher annual        Lower annual       Lower annual     Lower annual
                               expenses than        Class expenses than  expenses than      expenses than    expenses than
                               Class B or C         A, D, I, or Y        Class A, B or C    Class A, B, C,   Class A, B, C,
                               shares.              shares.              shares.            D, or Y shares.  or D shares.
------------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES


Class B Shares are not being sold but are only offered as an exchange option for Class B shareholders of other funds in the HSBC Investor Family of Funds who wish to exchange some or all of those shares for Class B Shares of the Money Market Funds. Although Class B Shares are not subject to a sales charge when a shareholder exchanges Class B Shares of another Trust portfolio, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See 'Exchanging Your Shares'. In addition, Class B Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Funds' assets. Shareholders of Class B Shares pay higher annual expenses than shareholders of Class A Shares, Class D Shares, Class I Shares, and
Class Y Shares.


CLASS C SHARES

Class C Shares are primarily offered as an exchange option for Class C shareholders of other funds in the HSBC Investor Family of Funds who wish to exchange some or all of those shares for Class C Shares of the Money Market Funds. Customers of HSBC Bank USA sweep programs are able to purchase Class C shares of the Money Market Funds.

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Funds have adopted Distribution ('12b-1') plans for Class A, Class B, Class C and Class D Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

32

Shareholder Information   [LOGO]

                       DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                       CONTINUED

   The 12b-1 fees vary by share class as follows:

      Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

      Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares, Class D Shares, and Class Y Shares.

      Class D Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.


      Class I Shares and Class Y Shares do not pay a 12b-1 fee.


   The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an 'up-front' sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

   In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to 0.25%.

   The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.85% for the Class A Shares, 1.00% for the Class B and Class C Shares, and 0.25% for Class D Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

CLASS B SHARES


Investors purchasing shares of the Funds will ordinarily purchase either
Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If you exchange shares of other HSBC Investor Funds for shares of the Funds and wish to sell your shares, Class B Shares may be subject to a contingent deferred sales charge ('CDSC').


Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

--------------------------------------------------------------------------------
                                                        CDSC AS A % OF DOLLAR
           YEARS SINCE PURCHASE                       AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
                    0-1                                         4.00%
                    1-2                                         3.00%
                    2-3                                         2.00%
                    3-4                                         1.00%
                more than 4                                     None
--------------------------------------------------------------------------------

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

                                                                              33

Shareholder Information   [LOGO]


                       DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                       CONTINUED

CONVERSION FEATURE -- CLASS B SHARES

   Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

   After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase your investment return compared to the Class B Shares.

   You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) you receive will equal the dollar value of the Class B shares converted.

CLASS C SHARES

Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs.

Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If you purchase Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Funds and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES -- CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

   Distributions following the death or disability of a shareholder.

   Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

   Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

34

Shareholder Information   [LOGO]


                        EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see 'Notes on Exchanges'). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

   Your name and telephone number

   The exact name on your account and account number

   Taxpayer identification number (usually your social security number)

   Dollar value or number of shares to be exchanged

   The name of the Fund from which the exchange is to be made

   The name of the Fund into which the exchange is being made.

See 'Selling Your Shares' for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

Class A Shares of the HSBC Investor Funds may be exchanged for Class D Shares of the Money Market Funds only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Money Market Funds in exchange for your Class A Shares of the HSBC Investor Funds.

                                                                              35

Shareholder Information   [LOGO]


                        DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

   A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

   Any income a Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders.

   Dividends on all Funds are paid monthly. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   Dividends are generally taxable as ordinary income; however, distributions of tax-exempt interest income earned by the New York Tax-Free Money Market Fund are expected to be exempt from the regular federal income tax.

   If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

   Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

   There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

   You will be notified before February 1 of each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.


   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 30.5% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


   Foreign shareholders may be subject to special withholding requirements.

   If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

   There is a penalty on certain pre-retirement distributions from retirement accounts.

Financial Highlights   [LOGO]

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, unless otherwise noted, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                   HSBC INVESTOR MONEY MARKET FUND

CLASS A (INVESTOR) SHARES

                                                        FOR THE SIX             FOR THE YEAR         FOR THE PERIOD
                                                        MONTHS ENDED               ENDED          NOVEMBER 13, 1998 TO
                                                       APRIL 30, 2001            OCTOBER 31,            OCTOBER 31,
                                                        (UNAUDITED)                 2000                 1999(c)
NET ASSET VALUE, BEGINNING OF PERIOD                    $   1.00                 $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                      0.03                     0.05                 0.04
 Net realized gains from investment transactions              --                       --                 0.00*
---------------------------------------------------------------------------------------------------------------------
 Total from investment activities                           0.03                     0.05                 0.04
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                     (0.03)                   (0.05)                (0.04)
---------------------------------------------------------------------------------------------------------------------
 Total dividends                                           (0.03)                   (0.05)                (0.04)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $   1.00                 $   1.00              $   1.00
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.67(b)                  5.60%                 4.42%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                    $437,063                 $462,412              $226,783
 Ratio of expenses to average net assets                    0.73%(c)                 0.77%                 0.67%(c)
 Ratio of net investment income to average net assets       5.32%(c)                 5.53%                 4.44%(c)
 Ratio of expenses to average net assets (a)                0.73%(c)                 0.77%(d)              0.75%(c)(d)
---------------------------------------------------------------------------------------------------------------------



 * Less than $.005 per share.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occured, the ratio would have been as indicated.

                                                                              37

Financial Highlights   [LOGO]

                   HSBC INVESTOR MONEY MARKET FUND

CLASS D (PRIVATE INVESTOR) SHARES


                                                    FOR THE SIX              FOR THE YEAR         FOR THE PERIOD
                                                    MONTHS ENDED                ENDED            APRIL 1, 1999 TO
                                                   APRIL 30, 2001             OCTOBER 31,           OCTOBER 31,
                                                     (UNAUDITED)                 2000                  1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                  $  1.00                  $   1.00             $  1.00
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                   0.03                      0.06                0.03
 Net realized gains from investment
   transactions                                            --                       --                 0.00*
------------------------------------------------------------------------------------------------------------------
 Total from investment activities                        0.03                      0.06                0.03
------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                  (0.03)                    (0.06)              (0.03)
------------------------------------------------------------------------------------------------------------------
 Total dividends                                        (0.03)                    (0.06)              (0.03)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  1.00                  $   1.00             $  1.00
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             2.75%(b)                  5.75%               2.69%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                  $615,249                 $398,720             $46,863
 Ratio of expenses to average net assets                  0.58%(c)                 0.62%               0.59%(c)
 Ratio of net investment income to average net assets     5.41%(c)                 5.78%               4.56%(c)
 Ratio of expenses to average net assets (a)              0.58%(c)                 0.62%               0.62%(c)(d)
------------------------------------------------------------------------------------------------------------------

 * Less than $0.005 per share.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


38

Financial Highlights   [LOGO]

                   HSBC INVESTOR MONEY MARKET FUND


CLASS Y SHARES




                                                           FOR THE SIX         FOR THE YEAR         FOR THE PERIOD
                                                           MONTHS ENDED            ENDED         NOVEMBER 12, 1998 TO
                                                          APRIL 30, 2001         OCTOBER 31,          OCTOBER 31,
                                                           (UNAUDITED)              2000                1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                         $  1.00             $   1.00             $  1.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.03                 0.06                0.05
   Net realized gains from investment transactions                --                  --                0.00*
---------------------------------------------------------------------------------------------------------------------
   Total from investment activities                             0.03                 0.06                0.05
---------------------------------------------------------------------------------------------------------------------
Dividends:
   Net investment income                                       (0.03)               (0.06)              (0.05)
---------------------------------------------------------------------------------------------------------------------
   Total dividends                                             (0.03)               (0.06)              (0.05)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $  1.00             $   1.00             $  1.00
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    2.87%(b)             6.02%               4.76%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (000's)                       $459,452            $227,093             $73,672
   Ratio of expenses to average net assets                       0.33%(c)            0.37%               0.31%(c)
   Ratio of net investment income to average net assets          5.59%(c)            5.96%               4.77%(c)
   Ratio of expenses to average net assets (a)                   0.33%(c)            0.37%(d)            0.40%(c)(d)
---------------------------------------------------------------------------------------------------------------------


 * Less than $0.005 per share.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

Financial Highlights  [LOGO]

                   HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

CLASS A (INVESTOR) SHARES

                                  FOR THE
                              SIX MONTHS ENDED        FOR THE             FOR THE
                                APRIL 30,           YEARS ENDED          ONE MONTH          FOR THE YEARS ENDED
                                  2001              OCTOBER 31,         PERIOD ENDED            SEPTEMBER 30,
                             -----------------   ------------------      OCTOBER 31,    ------------------------------
                                (UNAUDITED)       2000        1999           1998          1998       1997       1996
NET ASSET VALUE, BEGINNING
 OF PERIOD                        $1.00           $1.00       $1.00        $1.00        $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income             0.03            0.05        0.04         0.00*        0.05       0.05       0.05
 Net realized gains from
 investment transactions          (0.00)*          0.00*       0.00*        0.00*        0.00*      0.00*        --
----------------------------------------------------------------------------------------------------------------------
 Total from investment
   activities                      0.03            0.05        0.04         0.00*        0.05       0.05       0.05
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income            (0.03)          (0.05)      (0.04)       (0.00)*      (0.05)     (0.05)     (0.05)
 In excess of net investment
 income                              --              --       (0.00)*         --           --         --         --
 Net realized gains from
 investment transactions             --           (0.00)*     (0.00)*         --        (0.00)*       --         --
----------------------------------------------------------------------------------------------------------------------
 Total dividends                  (0.03)          (0.05)      (0.04)       (0.00)*      (0.05)     (0.05)     (0.05)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
 PERIOD                           $1.00           $1.00       $1.00        $1.00        $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                       2.61%           5.32%       4.24%        0.39%(a)     5.00%      4.89%      4.98%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of year
 (000's)                       $953,864      $1,024,292    $932,874   $1,055,163     $988,236   $505,702   $246,368
 Ratio of expenses to
 average net assets                0.72%(b)        0.75%       0.66%        0.50%(b)     0.52%      0.59%      0.57%
 Ratio of net investment
 income to average
 net assets                        5.21%(b)        5.20%       4.16%        4.40%(b)     4.89%      4.80%      4.80%
 Ratio of expenses to
 average net assets                0.72%(b)        0.75%       0.66%        0.60%(b)(c)  0.62%(a)   0.71%(a)   0.75%(a)
----------------------------------------------------------------------------------------------------------------------


 *  Less than $0.005 per share.


(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

Financial Highlights  [LOGO]

                  HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

CLASS B SHARES


                                           FOR THE
                                       SIX MONTHS ENDED          FOR THE
                                          APRIL 30,            YEARS ENDED           ONE MONTH          FOR THE PERIOD
                                            2001               OCTOBER 31,          PERIOD ENDED       FEBRUARY 2, 1998
                                       ----------------    -------------------      OCTOBER 31,        TO SEPTEMBER 30,
                                         (UNAUDITED)        2000         1999          1998                 1998(a)
NET ASSET VALUE, BEGINNING OF PERIOD       $1.00            $1.00        $1.00          $1.00                $1.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                      0.02             0.05         0.04           0.00*                0.00*
 Net realized gains from investment
   transactions                            (0.00)*           0.00*        0.00*          0.00*                  --
------------------------------------------------------------------------------------------------------------------------
 Total from investment activities           0.02             0.05         0.04           0.00*                0.00*
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                     (0.02)           (0.05)       (0.04)         (0.00)*              (0.00)*
 Net realized gains from investment
   transactions                              --             (0.00)*      (0.00)*           --                   --
------------------------------------------------------------------------------------------------------------------------
 Total dividends                           (0.02)           (0.05)       (0.04)         (0.00)*              (0.00)*
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $1.00            $1.00        $1.00          $1.00                $1.00
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION
 CHARGE)                                    2.31%(b)         4.72%        3.54%          0.32%(b)             0.22%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)        $142             $119         $119           $113                 $113
 Ratio of expenses to average net assets    1.32%(c)         1.32%        1.34%          1.25%(c)             1.27%(c)
 Ratio of net investment income to
   average net assets                       4.56%(c)         4.61%        3.49%          3.65%(c)             4.14%(c)
 Ratio of expenses to average net assets    1.32%(c)         1.32%        1.34%          1.35%(c)(d)          1.37%(c)(d)
------------------------------------------------------------------------------------------------------------------------


 *  Less than $0.005 per share.


(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

Financial Highlights  [LOGO]

                  HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

CLASS D (PRIVATE INVESTOR) SHARES


                                                        FOR THE                FOR THE         FOR THE PERIOD
                                                    SIX MONTHS ENDED         YEAR ENDED       APRIL 1, 1999 TO
                                                        APRIL 30,            OCTOBER 31,         OCTOBER 31,
                                                          2001                  2000               1999(a)
                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                    $   1.00                $   1.00          $   1.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                      0.03                    0.05              0.03
 Net realized gains from investment transactions           (0.00)*                  0.00*             0.00*
---------------------------------------------------------------------------------------------------------------
 Total income from investment activities                    0.03                    0.05              0.03
---------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                     (0.03)                  (0.05)            (0.03)
 Net realized gains from investment transactions             --                    (0.00)*           (0.00)*
---------------------------------------------------------------------------------------------------------------
 Total dividends                                           (0.03)                  (0.05)            (0.03)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00                $   1.00          $   1.00
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.68%(b)                5.47%             2.53%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $618,214                $566,879          $465,526
 Ratio of expenses to average net assets                    0.57%(c)                0.60%             0.60%(c)
 Ratio of net investment income to average net assets       5.32%(c)                5.36%             4.26%(c)
---------------------------------------------------------------------------------------------------------------


 *  Less than $0.005 per share.


(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

Financial Highlights  [LOGO]

                  HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND


CLASS Y SHARES




                                                                       FOR THE
                                     FOR THE SIX                      ONE MONTH
                                     MONTHS ENDED       FOR THE        PERIOD        FOR THE YEARS    FOR THE PERIOD
                                       APRIL 30,      YEARS ENDED       ENDED           ENDED          JULY 1, 1996,
                                        2001          OCTOBER 31,     OCTOBER 31,    SEPTEMBER 30,   TO SEPTEMBER 30,
                                     (UNAUDITED)    2000     1999        1998        1998     1997        1996(a)
NET ASSET VALUE, BEGINNING OF PERIOD    $1.00       $1.00    $1.00      $1.00       $1.00    $1.00         $1.00
----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                   0.03        0.06     0.05       0.00*       0.06     0.05          0.01
 Net realized gains from investment
 transactions                           (0.00)*      0.00*    0.00*        --        0.00*    0.00*           --
----------------------------------------------------------------------------------------------------------------------
 Total from investment activities        0.03        0.06     0.05       0.00*       0.06     0.05          0.01
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                  (0.03)      (0.06)   (0.05)     (0.00)*     (0.06)   (0.05)        (0.01)
 In excess of net investment income       --           --   (0.000)*       --          --       --            --
 Net realized gains from investment
 transactions                             --        (0.00)*  (0.00)*       --       (0.00)*     --            --
----------------------------------------------------------------------------------------------------------------------
 Total dividends                        (0.03)      (0.06)   (0.05)     (0.00)*     (0.06)   (0.05)        (0.01)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $1.00       $1.00    $1.00      $1.00       $1.00    $1.00         $1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                             2.81%(b)    5.74%    4.57%      0.41%(b)    5.27%    5.15%         1.24%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's) $142,176    $149,267  $38,858    $34,617     $29,023  $16,180        $1,413
 Ratio of expenses to average
 net assets                              0.32%(c)    0.35%    0.34%      0.25%(c)    0.27%    0.33%         0.43%(c)
 Ratio of net investment income to
 average net assets                      5.60%(c)    5.71%    4.47%      4.65%(c)    5.14%    5.06%         4.90%(c)
 Ratio of expenses to average
 net assets                              0.32%(c)    0.35%    0.34%      0.35%(c)(d) 0.37%(d) 0.45%(d)      0.61%(c)(d)
----------------------------------------------------------------------------------------------------------------------


 *  Less than $0.005 per share.


(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

Financial Highlights  [LOGO]

                  HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

CLASS A (INVESTOR) SHARES


                                       FOR THE SIX                        FOR THE YEARS ENDED
                                       MONTHS ENDED                           OCTOBER 31,
                                         APRIL 30,        ---------------------------------------------------
                                            2001            2000       1999       1998       1997      1996
                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD        $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                          0.02          0.03       0.02       0.03       0.03      0.03
 Net realized gains from investment
   transactions                                   --            --       0.00*      0.00*      0.00*       --
--------------------------------------------------------------------------------------------------------------
 Total from investment activities               0.02          0.03       0.02       0.03       0.03      0.03
--------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                         (0.02)        (0.03)     (0.02)     (0.03)     (0.03)    (0.03)
 Net realized gains from investment
   transactions                                   --            --         --      (0.00)*       --        --
--------------------------------------------------------------------------------------------------------------
 Total dividends                               (0.02)        (0.03)     (0.02)     (0.03)     (0.03)    (0.03)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    1.52%(b)      3.24%      2.36%      2.95%      3.01%     3.04%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)        $132,738      $134,841   $113,583   $153,592   $123,324   $78,594
 Ratio of expenses to average net assets        0.71%(c)      0.73%      0.70%      0.58%      0.60%     0.54%
 Ratio of net investment income to average
   net assets                                   3.06%(c)      3.17%      2.39%      2.90%      2.98%     2.97%
 Ratio of expenses to average net assets        0.71%(c)      0.73%      0.70%      0.66%(a)   0.72%(a)  0.63%(a)
--------------------------------------------------------------------------------------------------------------


 *   Less than $0.005 per share.

 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


 (b) Not annualized.

 (c) Annualized.



44

Financial Highlights  [LOGO]

                  HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND


CLASS B SHARES(a)



                                                                          FOR THE YEARS
                                                    FOR THE SIX                ENDED                 FOR THE PERIOD
                                                    MONTHS ENDED            OCTOBER 31,              APRIL 29, 1998
                                                      APRIL 30,         --------------------         TO OCTOBER 31,
                                                         2001           2000           1999              1998(b)
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $1.00          $1.00          $1.00              $ 1.00
INVESTMENT ACTIVITIES:
 Net investment income                                      --             --             --                0.01
 Net realized gains from investment transactions            --             --             --                0.00*
----------------------------------------------------------------------------------------------------------------------
 Total from investment activities                           --             --             --                0.01
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                      --             --             --               (0.01)
----------------------------------------------------------------------------------------------------------------------
 Total dividends                                            --             --             --               (0.01)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $1.00          $1.00          $1.00              $ 1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                   --%            --%            --%               1.24%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period                             $  10          $  10          $  10              $   10
 Ratio of expenses to average net assets                    --             --             --                1.33%(d)
 Ratio of net investment income to average net as sets      --             --             --                2.15%(d)
 Ratio of expenses to average net assets (a)                --             --             --                1.41%(d)(e)
----------------------------------------------------------------------------------------------------------------------


  *  Less than $0.005 per share.


 (a) Class B Shares operated from April 29, 1998 to September 11, 1998. Since September 11, 1998 net assets represent seed money and accordingly no income or expenses have been allocated to the class.

 (b) Period from commencement of operations.

 (c) Not annualized.

 (d) Annualized.

 (e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

Financial Highlights  [LOGO]

                  HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

CLASS D (PRIVATE INVESTOR) SHARES


                                                    FOR THE SIX       FOR THE        FOR THE PERIOD
                                                    MONTHS ENDED     YEAR ENDED      APRIL 1, 1999
                                                      APRIL 30,      OCTOBER 31,     TO OCTOBER 31,
                                                        2001            2000             1999(a)
                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   1.00          $   1.00          $  1.00
INVESTMENT ACTIVITIES:
 Net investment income                                  0.02              0.03             0.02
 Net realized gains from investment transactions          --                --             0.00*
---------------------------------------------------------------------------------------------------
 Total from investment activities                       0.02              0.03             0.02
---------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                 (0.02)            (0.03)           (0.02)
---------------------------------------------------------------------------------------------------
 Total dividends                                       (0.02)            (0.03)           (0.02)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $   1.00          $   1.00          $  1.00
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                            1.60%(b)          3.39%            1.50%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                $114,650          $100,291          $39,443
 Ratio of expenses to average net assets                0.56%(c)          0.58%            0.63%(c)
 Ratio of net investment income to average net assets   3.19%(c)          3.35%            2.51%(c)
---------------------------------------------------------------------------------------------------


   * Less than $0.005 per share.

 (a) Period from commencement of operations.

 (b) Not annualized.

 (c) Annualized.


46

Financial Highlights  [LOGO]

                  HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND


CLASS Y SHARES



                                           FOR THE SIX                                           FOR THE PERIOD
                                           MONTHS ENDED     FOR THE YEARS ENDED OCTOBER 31,       JULY 1, 1996
                                             APRIL 30,    ------------------------------------   TO OCTOBER 31,
                                               2001        2000      1999      1998      1997        1996(a)
                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD       $  1.00        $  1.00   $  1.00   $  1.00   $ 1.00      $  1.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                        0.02           0.04      0.03      0.03     0.03         0.01
 Net realized gains from investment
   transactions                                 --             --      0.00*     0.00*    0.00*          --
---------------------------------------------------------------------------------------------------------------
 Total from investment activities             0.02           0.04      0.03      0.03     0.03         0.01
---------------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                       (0.02)         (0.04)    (0.03)    (0.03)   (0.03)       (0.01)
 Net realized gains from investment
   transactions                                 --             --        --     (0.00)*     --           --
---------------------------------------------------------------------------------------------------------------
 Total dividends                             (0.02)         (0.04)    (0.03)    (0.03)   (0.03)       (0.01)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $  1.00        $  1.00   $  1.00   $  1.00   $ 1.00      $  1.00
TOTAL RETURN                                  1.73%(b)       3.65%     2.70%     3.21%    3.27%        1.03%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)       $61,930        $42,306   $11,986   $10,759   $8,674      $ 3,714
 Ratio of expenses to average net assets      0.31%(c)       0.33%     0.38%     0.33%    0.35%        0.35%(c)
 Ratio of net investment income to average net
   assets                                     3.44%(c)       3.64%     2.71%     3.15%    3.23%        3.12%(c)
 Ratio of expenses to average net assets      0.31%(c)       0.33%     0.38%     0.41%(d) 0.47%(d)     0.45%(c)(d)
---------------------------------------------------------------------------------------------------------------


 * Less than $0.005 per share.


 (a) Period from commencement of operations.

 (b) Not annualized.

 (c) Annualized.

 (d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.





                                                                              47

Taxable Equivalent Yield Tables  [LOGO]

                        TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2000 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                        FEDERAL AND NEW YORK STATE TABLE

-----------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
------------------------------------   INCOME      --------------------------------------------------------------
     SINGLE              JOINT           TAX       2.50%  3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
     RETURN             RETURN         BRACKET**                     EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   --------------------------------------------------------------
$   0-$ 26,250     $      0-$ 43,850    20.80%          3.16%   3.79%   4.42%   5.05%   5.68%   6.31%   6.95%    7.58%
$ 26,251-$ 63,550  $ 43,851-$105,950    32.90%          3.73%   4.47%   5.22%   5.95%   6.71%   7.46%   8.20%    8.95%
$ 63,551-$132,600  $105,951-$161,450    35.70%          3.89%   4.67%   5.44%   6.22%   7.00%   7.78%   8.56%    9.34%
$132,601-$288,350  $161,450-$283,350    40.40%          4.19%   5.03%   5.87%   6.71%   7.55%   8.39%   9.23%   10.06%
    > $288,350            > $283,350    43.70%          4.44%   5.33%   6.22%   7.11%   8.00%   8.89%   9.78%   10.66%

------------

 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.

** Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or
(ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal or New York State minimum taxes applicable;
(ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

-----------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
------------------------------------   INCOME      --------------------------------------------------------------
     SINGLE              JOINT           TAX       2.50%  3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
     RETURN             RETURN         BRACKET**                     EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   --------------------------------------------------------------
$   0-$ 26,250     $      0-$ 43,850    23.60%          3.27%   3.93%   4.58%   5.24%   5.89%   6.54%    7.20%    7.85%
$ 26,251-$ 63,550  $ 43,851-$105,950    35.32%          3.87%   4.64%   5.41%   6.18%   6.96%   7.73%    8.06%    9.28%
$ 63,551-$132,600  $105,051-$161,450    38.01%          4.03%   4.84%   5.65%   6.45%   7.26%   8.07%    8.87%    9.68%
$132,601-$288,350  $161,450-$283,350    42.51%          4.35%   5.22%   6.09%   6.96%   7.83%   8.70%    9.56%   10.44%
    > $288,350            > $283,350    45.74%          4.61%   5.53%   6.45%   7.37%   8.29%   9.21%   10.14%   11.06%

------------

 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

** Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.
48

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAIs):

The SAIs provide more detailed information about the Funds, including their operations and investment policies. They are incorporated by reference and legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAIS, PROSPECTUSES OF OTHER MEMBERS OF THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR HSBC BROKERAGE (USA) INC. AT 1-888-525-5757. OR CONTACT THE FUNDS AT:

                    HSBC INVESTOR FUNDS
                    PO BOX 182845
                    COLUMBUS, OHIO 43218-2845
                    TELEPHONE: 1-800-782-8183

You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

 For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8070.

 Free from the Commission's Website at http://www.sec.gov.





Investment Company Act file no. 811-4782.




RFFMM (3/00)

                       STATEMENT OF ADDITIONAL INFORMATION

                         HSBC INVESTOR MONEY MARKET FUND

                                  PO Box 182845
                            Columbus, Ohio 43218-2845

           General and Account Information (800) 782-8183 (Toll Free)
--------------------------------------------------------------------------------

 HSBC Asset Management (Americas) Inc.                     BISYS Fund Services
          Investment Adviser                      Administrator, Distributor and Sponsor
              ("Adviser")                ("BISYS," "Administrator," "Distributor," or "Sponsor")


         The HSBC Investor Money Market Fund, is a separate series of the HSBC Investor Funds (the "Trust"), an open-end, management investment company that currently consists of thirteen series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into six separate classes, Class A Shares (the "Class A Shares" or "Investor Shares"), Class B Shares (the "Class B Shares"), Class C Shares (the "Class C Shares"), Class D Shares (the "Class D Shares" or "Private Investors Shares") Institutional Shares ("Class I Shares") and, Adviser (Class Y) Shares ("Class Y Shares").

         Class A Shares, Class D Shares, Class I Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares and Class C Shares of the Fund may be acquired only through an exchange of shares from the corresponding class of other funds of the Trust.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED DECEMBER 12, 2001 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated December 12, 2001 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

         December 12, 2001

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................1

         U.S.Government Securities................................................................................2
         Sovereign and Supranational Debt Obligations.............................................................2
         Foreign Securities.......................................................................................2
         Lending of Portfolio Securities..........................................................................3
         Repurchase Agreements....................................................................................4
         Selection of Money Market Investments....................................................................5
         Interest Rates...........................................................................................5
         Obligations of Personal and Business Credit Institutions.................................................5
         Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities..................................6
         Investments in Other Investment Companies................................................................6
         Portfolio Transactions...................................................................................6

INVESTMENT RESTRICTIONS...........................................................................................8

         Percentage and Rating Restrictions......................................................................10

PERFORMANCE INFORMATION..........................................................................................11

MANAGEMENT OF THE TRUST..........................................................................................12

         Trustees and Officers...................................................................................12
         Compensation Table......................................................................................14
         Investment Adviser......................................................................................14
         Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only................................16
         The Distributor and Sponsor.............................................................................16
         Administrative Services Plan............................................................................17
         Administrator...........................................................................................18
         Transfer Agent..........................................................................................18
         Custodian and Fund Accounting Agent.....................................................................18
         Shareholder Servicing Agents............................................................................19
         Federal Banking Law.....................................................................................20
         Expenses................................................................................................20

DETERMINATION OF NET ASSET VALUE.................................................................................20

PURCHASE OF SHARES...............................................................................................21

         Exchange Privilege......................................................................................22
         Automatic Investment Plan...............................................................................23
         Purchases Through a Shareholder Servicing Agent or a Securities Broker..................................23
         Contingent Deferred Sales Charge ("CDSC") - Class B Shares..............................................24
         Conversion Feature -- Class B Shares....................................................................25
         Level Load Alternative -- Class C Shares................................................................25

REDEMPTION OF SHARES.............................................................................................25

         Systematic Withdrawal Plan..............................................................................26

         Redemption of Shares Purchased Directly Through the Distributor.........................................26
         Check Redemption Service................................................................................27

RETIREMENT PLANS.................................................................................................27

         Individual Retirement Accounts..........................................................................27
         Defined Contribution Plans..............................................................................28
         Section 457 Plan, 401(k) Plan, 403(b) Plan..............................................................28

DIVIDENDS AND DISTRIBUTIONS......................................................................................28

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.............................................................29

TAXATION.........................................................................................................32

         Federal Income Tax......................................................................................32
         Alternative Minimum Tax.................................................................................35

OTHER INFORMATION................................................................................................35

         Capitalization..........................................................................................35
         Independent Auditors....................................................................................36
         Counsel.................................................................................................36
         Code of Ethics..........................................................................................36
         Registration Statement..................................................................................36
         Financial Statements....................................................................................36
         Shareholder Inquiries...................................................................................37

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing its assets in a portfolio of high quality money market instruments with maturities of 397 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

         o bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in commercial bank for a definite period of time and earning a specified return.

         o bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

         o prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

         o corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

         o municipal obligations: high-grade, short-term municipal obligations.

         o government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

         o repurchase agreements: with respect to U.S. Treasury or U.S. government agency obligations.

         The Fund will invest only in high-quality securities that the Adviser believes present minimal credit risk. High-quality securities are securities rated at the time of acquisition in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

U.S. GOVERNMENT SECURITIES

         The Fund may invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

         Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

         To the extent the Fund invests in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

FOREIGN SECURITIES

         The Fund may invest in securities of foreign issuers. The Fund may only invest in, without limit, U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

LENDING OF PORTFOLIO SECURITIES

         The Fund may seek to increase their income by lending portfolio securities to entities deemed creditworthy by the Adviser. The Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers.

         By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (iv) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

         Although the Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS

         The Fund may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. The Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

         The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

         All repurchase agreements entered into by the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

SELECTION OF MONEY MARKET INVESTMENTS

         The Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and this prospectus supplemented.

         Securities issued or guaranteed as to principal and interest by the U.S. government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

         Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Fund do not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

INTEREST RATES

         The value of the fixed income securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS

         The Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

         The Fund may invest up to 10% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices.

         The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         The Trust may, in the future, seek to achieve the investment objective of the Fund by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contracts for these Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

PORTFOLIO TRANSACTIONS

         Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the Investment Company Act of 1940 (the "1940 Act"), persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund's shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Adviser.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believe that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

         (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

         (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

         (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (5) purchase or sell real estate (including limited interests but excluding securities secured by real estate interests therein), interests in oil, gas or mineral leases, or commodity contracts in the ordinary course of business the Trust reserves the freedom of action to hold and to sell for the real estate acquired as a result of its ownership of securities);

         (6) concentrate its investments in any particular industry except for obligations of the U.S. Government and domestic banks), but it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at value at the time of each investment) may be invested in any one;

         (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

         (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

         (9) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

         (10) invest for the purpose of exercising control or management;

         (11) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

         (12) taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

         (13) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (14) write, purchase or sell any put or call option or any combination thereof;

         (15) taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

         (16) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

         (17) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

         Non-Fundamental Restriction. The Fund will not as a matter of operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in the Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Corporation may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

         From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

         As of December 31, 2000, the 7-day yields of the Fund's Class A, B, C, D, and Y shares were 6.14%, N/A, N/A, 6.30%, and 6.57%, respectively. Average annual return information for Classes B and C because there were no Class B or Class C shareholders as of December 31, 2000.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

         A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

         Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Name and Address                          Position with the Trust        Principal Occupations
----------------------------------------------------------------------------------------------------------------------
Frederick C. Chen                         Trustee                        Management Consultant
126 Butternut Hollow Road, Greenwich,
Connecticut 06830

Larry M. Robbins                          Trustee                        Director for the Center of Teaching and
University of Pennsylvania                                               Learning, University of Pennsylvania
College of Arts & Sciences
120 Logan Hall
Philadelphia, PA  19104

Alan S. Parsow                            Trustee                        General Partner of Parsow Partnership, Ltd.
2222 Skyline Drive                                                       (investments)
Elkhorn, NE  68022

Michael Seely                             Trustee                        President of Investor Access Corporation
475 Lexington Avenue                                                     (investor relations consulting firm)
New York, New York 10017

Leslie E. Bains**                         Trustee                        Senior Executive Vice President, HSBC Bank
452 Fifth Avenue                                                         USA, 1990-present;  Senior Vice President,
New York, New York 10018                                                 The Chase Manhattan Bank, N.A., 1980-1990

Name and Address                          Position with the Trust        Principal Occupations
----------------------------------------------------------------------------------------------------------------------
Walter B. Grimm*                          President and Secretary        Employee of BISYS Fund Services, Inc.,
                                                                         June, 1992 to present; prior to June,
                                                                         1992 President of Leigh Investments
                                                                         Consulting (investment firm)

Mark L. Suter                             Vice President                 Employee of BISYS Fund Services, Inc.,
                                                                         January 2000 to present; VP, Seligman Data
                                                                         Corp., June 1997 to January 2000;
                                                                         Capital Link Consulting,
                                                                         February 1997 to June 1997; US Trust NY,
                                                                         June 1986 to February 1991

Richard F. Froio*                         Vice President                 Employee of BISYS Fund Services, Inc.

Nadeem Yousaf*                            Treasurer                      Employee of BISYS Fund Services, Inc.,
                                                                         August 1999 to present; Director, IBT,
                                                                         Canadian Operations, May 1995 to March
                                                                         1997; Assistant Manager, PriceWaterhouse,
                                                                         1994 to May 1995

Lisa M. Hurley*                           Secretary                      Senior Vice President and General Counsel
                                                                         of BISYS Fund Services, May 1998 to
                                                                         present; General Counsel of Moore Capital
                                                                         Management, Inc.; October 1993 to May 1996,
                                                                         Senior Vice President and General Counsel
                                                                         of Northstar Investment Management
                                                                         Corporation

Alaina Metz*                              Assistant Secretary            Chief Administrator, Administrative and
                                                                         Regulatory Services, BISYS Fund Services,
                                                                         Inc., June 1995 to present; Supervisor,
                                                                         Mutual Fund Legal Department, Alliance
                                                                         Capital Management, May 1989 to June 1995

* Messrs. Grimm, Froio and Yousaf and Mss. Hurley and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

**     Ms. Bains is an "interested person" as that term is defined in the 1940
       Act.

Compensation Table


                                Aggregate Compensation            Total Compensation From Fund
  Name of Trustee                   from the Fund                            Complex*

Frederick C. Chen                  $4,224.68                            $25,500.00
Alan S. Parsow                     $4,071.88                            $25,518.78
Larry M. Robbins                   $5,288.77                            $31,793.55
Michael Seely                      $3,453.91                            $21,500.00

* The compensation table above reflects the fees received by the Trustees from the Fund Complex for the year ended October 31, 2000. For the fiscal year ended October 31, 2000, the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust received from the Fund Complex an annual retainer of $10,000 and a fee of $2,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins received an annual retainer of $11,000 and a fee of $2,500 for each meeting attended. The Fund Complex includes the Trust, HSBC Advisor Funds Trust, HSBC Investor Funds, offshore feeders into the Portfolio Trust, and three stand-alone offshore funds. The fees paid by the Fund Complex are allocated pro rata among the Funds based upon the net assets of the Funds.

         As of February 5, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Adviser

         HSBC Asset Management (Americas) Inc. is the investment adviser to the Fund pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.

         For the fiscal years ended October 31, 2000, 1999, and 1998, the aggregate amount of advisory fees paid by the Fund were $1,354,207, $572,518, and N/A, respectively.

         For the fiscal years ended October 31, 2000, 1999, and 1998, the Adviser waived advisory fees as follows: $434, $198,122, and N/A, respectively.

         The Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly- owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for the Fund.

         The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund.


         The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Fund. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets. Operational support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees,
(iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission.


         If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

         The investment advisory services of the Adviser to the Fund are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only

         Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class D (the "Class D Plan") of the Fund. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         For the fiscal years ended October 31, 2000, 1999, and 1998, the Fund paid the following expenses pursuant to the Distribution Plan: $0, $0, and N/A, respectively.

The Distributor and Sponsor

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly-owned subsidiary of BISYS Group, Inc.

         The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its

Shareholders.

         Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

         Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

Administrative Services Plan


         The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares by a majority vote of shareholders of that class.
The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.


Administrator

         Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates.

         For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

         The Administration Agreement will remain in effect until March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the fiscal years ended October 31, 2000, 1999, and 1998, the Fund accrued the following administration fees: $548,241, $239,621, and N/A, respectively.

Transfer Agent

         The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

Custodian and Fund Accounting Agent

         Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust. BISYS serves as the fund accounting agent for the Portfolio.

Shareholder Servicing Agents


         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D, Class I Shares, and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B Shares, Class C, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.


         The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

Federal Banking Law

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Fund be liquidated.

Expenses

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

         An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Fund by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.


         Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund and are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.


         Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

         Purchases of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.


         While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

         All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

Exchange Privilege

         By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, and HSBC Investor Opportunity Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.


         An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, Class I Shares, and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

         The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

         An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

Automatic Investment Plan

         The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

         For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

Purchases Through a Shareholder Servicing Agent or a Securities Broker

         The Fund's shares (except Class B Shares, Class C Shares and Class Y Shares of the Fund) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

         Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

         For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

Contingent Deferred Sales Charge ("CDSC") - Class B Shares


         Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Fund and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:


         Years since Purchase             CDSC as a % of Dollar Amount Subject to Charge

         0-1                                                4.00%
         1-2                                                3.00%
         2-3                                                2.00%
         3-4                                                1.00%
         More than 4                                        None

         The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

         The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

Conversion Feature -- Class B Shares

         Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

Level Load Alternative -- Class C Shares

         Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

         Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES


         A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Fund) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time for the Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.


         The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

Systematic Withdrawal Plan

         Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

         Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

         Redemption by wire or telephone. An investor may redeem Class A or Class D Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

Check Redemption Service

         Shareholders may redeem Class A or Class D Shares of the Fund by means of a Check Redemption Service. If Class A or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

         Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

         If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

         Class D Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

Individual Retirement Accounts

         The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

Defined Contribution Plans

         Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for Money Purchase and Profit Sharing Plans.

Section 457 Plan, 401(k) Plan, 403(b) Plan

         The Fund may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Fund may also be used as a vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

         The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

         Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

         For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

         Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

         It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D, Class I Shares, and Class Y Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into five classes of shares.


         Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

         Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of

Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote.

         Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         As of February 5, 2001, the following persons owned of record or beneficially 5% or more of the Fund or class of shares:


A SHARES                                                  Share Balance                        Percentage
                                                          --------------                       ----------
Pershing Division of DLJ Securities Corp.                  73,517,068.98                         16.26%
1 Pershing Place
Jersey City, NJ 07399

HSBC Bank USA                                             378,235,963.70                         83.63%
10 E. 40th St 10th Floor
New York, NY 10016

B SHARES
N/A

C SHARES
N/A

D SHARES

Pershing Division of DLJ Securities Corp.                 301,882,443.02                         60.13%
1 Pershing Place
Jersey City, NJ 07399

HSBC Bank USA                                             163,920,903.47                         32.65%
10 E. 40th St 10th Floor
New York, NY 10016

Kinco & Co.                                                36,239,248.43                          7.22%
1 Hanson Place Lower Level
Brooklyn, NY 11243

Class Y SHARES

HSBC Bank USA                                              60,450,751.27                         13.65%
One HSBC Center 17th Floor
Buffalo, NY 14240

HSBC Bank USA                                              68,604,616.17                         15.49%
10 East 40th Street, 10th Floor
New York, NY 10016

Owens Corning                                             116,199,278.06                         26.23%
One Owens Corning Parkway
Toledo, OH 43659

HSBC Bank USA TTEE FBO                                    129,894,282.96                         29.32%
PO Box 1329
Buffalo, NY 14240

Kinco & Co.                                                30,664,914.61                          6.92%
1 Hanson Place Lower Level
Brooklyn, NY 11243

I SHARES

N/A


                                    TAXATION

Federal Income Tax

         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) and must meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on that portion of its net investment income and net realized capital gains (the excess of any net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net capital gains, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Distributions by the Fund other than exempt-interest dividends and redemption proceeds may be subject to backup withholding at the rate of 30.5%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

         Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. Gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but not more than 18 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if the shares have been held for six months or less at the time of their disposition.

         The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 30.5% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Alternative Minimum Tax

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                                OTHER INFORMATION

Capitalization

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Trust was "Fund Trust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Independent Auditors

         The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 2 Nationwide Plaza, Columbus, Ohio 43215.

Counsel

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Code of Ethics

         The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

Registration Statement

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

         This Statement of Additional Information incorporates the Fund's unaudited financial statements from the Fund's semi-annual report for the fiscal period ended April 30, 2001, and is incorporated by reference in its entirety into the Prospectus.

Shareholder Inquiries

         All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

         GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                            -------------------------